                                                                    EXHIBIT 99.5


CASE NAME:        KEVCO COMPONENTS, INC.                           ACCRUAL BASIS

CASE NUMBER:      401-40790-BJH-11

JUDGE:            BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2002
                                         ------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                       TREASURER
---------------------------------------             ----------------------------
Original Signature of Responsible Party                        Title

WILFORD W. SIMPSON                                         JUNE 20, 2002
---------------------------------------             ----------------------------
Printed Name of Responsible Party                              Date


PREPARER:

/s/ DENNIS S. FAULKNER                                  ACCOUNTANT FOR DEBTOR
---------------------------------------             ----------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                         JUNE 20, 2002
---------------------------------------             ----------------------------
Printed Name of Preparer                                       Date

CASE NAME:       KEVCO COMPONENTS, INC.                        ACCRUAL BASIS - 1

CASE NUMBER:     401-40790-BJH-11

COMPARATIVE BALANCE SHEET

                                                                  SCHEDULED           MONTH             MONTH
ASSETS                                                             AMOUNT            APR-02             MAY-02              MONTH
------                                                           -----------      ------------       ------------         ---------
1.  Unrestricted Cash                                                    134                0                  0
2.  Restricted Cash
3.  Total Cash                                                           134                0                  0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                                    0                0                  0
9.  Total Current Assets                                                 134                0                  0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                                        0                0                  0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                       0                0                  0
15. Other (Attach List)                                           27,217,768       27,217,768         27,217,768
16. Total Assets                                                  27,217,902       27,217,768         27,217,768

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                                     0                   0
23. Total Post Petition Liabilities                                                         0                   0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                       75,885,064       13,768,129          13,858,277
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                          157,389,954      157,391,764         157,391,764
28. Total Pre Petition Liabilities                               233,275,018      171,159,893         171,250,041
29. Total Liabilities                                            233,275,018      171,159,893         171,250,041

EQUITY

30. Pre Petition Owners' Equity                                                  (206,057,116)       (206,057,116)
31. Post Petition Cumulative Profit Or (Loss)                                          21,221              21,221
32. Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                       62,093,770          62,003,622
33. Total Equity                                                                 (143,942,125)       (144,032,273)
34. Total Liabilities and Equity                                                   27,217,768          27,217,768

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO COMPONENTS, INC.                          SUPPLEMENT TO

CASE NUMBER:     401-40790-BJH-11                              ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET


                                                   SCHEDULED             MONTH              MONTH
ASSETS                                              AMOUNT               APR-02             MAY-02        MONTH
------                                            -----------         -----------        -----------      -----
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8                                 0                   0                  0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                      0                   0                  0


A.  Investment In Subsidiaries                     27,217,768          27,217,768         27,217,768
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                      27,217,768          27,217,768         27,217,768

POST PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                           0                  0

PRE PETITION LIABILITIES
A.  Intercompany Payables (FOOTNOTE)               28,889,954          28,891,764         28,891,764
B.  10 3/8 % Senior Sub. Notes                    105,000,000         105,000,000        105,000,000
C.  Sr. Sub. Exchangeable Notes                    23,500,000          23,500,000         23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                             157,389,954         157,391,764        157,391,764

CASE NAME:        KEVCO COMPONENTS, INC.                       ACCRUAL BASIS - 2

CASE NUMBER:      401-40790-BJH-11

INCOME STATEMENT

                                                          MONTH               MONTH                                   QUARTER
REVENUES                                                  APR-02              MAY-02           MONTH                   TOTAL
--------                                                ----------          ----------         ------               -----------
1.  Gross Revenues                                                                                                       0
2.  Less: Returns & Discounts                                                                                            0
3.  Net Revenue                                             0                   0                                        0

COST OF GOODS SOLD

4.  Material                                                                                                             0
5.  Direct Labor                                                                                                         0
6.  Direct Overhead                                                                                                      0
7.  Total Cost Of Goods Sold                                0                   0                                        0
8.  Gross Profit                                            0                   0                                        0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                                       0
10. Selling & Marketing                                                                                                  0
11. General & Administrative                                                                                             0
12. Rent & Lease                                                                                                         0
13. Other (Attach List)                                     0                   0                                        0
14. Total Operating Expenses                                0                   0                                        0
15. Income Before Non-Operating
    Income & Expense                                        0                   0                                        0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                                                                                      0
17. Non-Operating Expense (Att List)                                                                                     0
18. Interest Expense                                                                                                     0
19. Depreciation / Depletion                                                                                             0
20. Amortization                                                                                                         0
21. Other (Attach List)                                                                                                  0
22. Net Other Income & Expenses                             0                   0                                        0

REORGANIZATION EXPENSES

23. Professional Fees                                                                                                    0
24. U.S. Trustee Fees                                                                                                    0
25. Other (Attach List)                                                                                                  0
26. Total Reorganization Expenses                           0                   0                                        0
27. Income Tax                                                                                                           0
28. Net Profit (Loss)                                       0                   0                                        0


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO COMPONENTS, INC.                     ACCRUAL BASIS - 3

CASE NUMBER:        401-40790-BJH-11

CASH RECEIPTS AND                                 MONTH         MONTH                        QUARTER
DISBURSEMENTS                                     APR-02        MAY-02         MONTH          TOTAL
-------------                                     ------        ------         -----         -------
1.  Cash - Beginning Of Month                        0             0                            0

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                       0             0                            0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                                0
4.  Post Petition                                                                               0
5.  Total Operating Receipts                         0             0                            0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                                              0
7.  Sale of Assets                                                                              0
8.  Other (Attach List)                                                                         0
9.  Total Non-Operating Receipts                     0             0                            0
10. Total Receipts                                   0             0                            0
11. Total Cash Available                             0             0                            0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                                 0
13. Payroll Taxes Paid                                                                          0
14. Sales, Use & Other Taxes Paid                                                               0
15. Secured / Rental / Leases                                                                   0
16. Utilities                                                                                   0
17. Insurance                                                                                   0
18. Inventory Purchases                                                                         0
19. Vehicle Expenses                                                                            0
20. Travel                                                                                      0
21. Entertainment                                                                               0
22. Repairs & Maintenance                                                                       0
23. Supplies                                                                                    0
24. Advertising                                                                                 0
25. Other (Attach List)                                                                         0
26. Total Operating Disbursements                    0             0                            0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                           0
28. U.S. Trustee Fees                                                                           0
29. Other (Attach List)                                                                         0
30. Total Reorganization Expenses                    0             0                            0
31. Total Disbursements                              0             0                            0
32. Net Cash Flow                                    0             0                            0
33. Cash - End of Month                              0             0                            0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO COMPONENTS, INC.                       ACCRUAL BASIS - 4

CASE NUMBER:      401-40790-BJH-11

                                               SCHEDULED       MONTH        MONTH
ACCOUNTS RECEIVABLE AGING                       AMOUNT         APR-02       MAY-02      MONTH
-------------------------                      ---------       ------       ------      -----
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                      0              0            0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                      0              0            0

AGING OF POST PETITION                                         MONTH:     May-02
TAXES AND PAYABLES                                                   -----------

                              0 - 30      31 - 60      61 - 90      91 +
TAXES PAYABLE                  DAYS         DAYS         DAYS       DAYS      TOTAL
-------------                 ------      -------      -------      ----      -----
1.  Federal                                                                     0
2.  State                                                                       0
3.  Local                                                                       0
4.  Other (Attach List)                                                         0
5.  Total Taxes Payable         0            0            0           0         0
6.  Accounts Payable            0            0            0           0         0

STATUS OF POST PETITION TAXES                                  MONTH:     May-02
                                                                     -----------

                                 BEGINNING TAX    AMOUNT WITHHELD                      ENDING TAX
FEDERAL                           LIABILITY *     AND/OR ACCRUED      (AMOUNT PAID)    LIABILITY
-------                          -------------    ---------------     -------------    ----------
1.  Withholding **                                                                          0
2.  FICA - Employee **                                                                      0
3.  FICA - Employer **                                                                      0
4.  Unemployment                                                                            0
5.  Income                                                                                  0
6.  Other (Attach List)                                                                     0
7.  Total Federal Taxes               0                 0                   0               0

STATE AND LOCAL

8.  Withholding                                                                             0
9.  Sales                                                                                   0
10. Excise                                                                                  0
11. Unemployment                                                                            0
12. Real Property                                                                           0
13. Personal Property                                                                       0
14. Other (Attach List)                                                                     0
15. Total State And Local             0                 0                   0               0
16. Total Taxes                       0                 0                   0               0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO COMPONENTS, INC.                       ACCRUAL BASIS - 5

CASE NUMBER:      401-40790-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                               MONTH:     May-02
                                                                     -----------

BANK RECONCILIATIONS                            Account # 1          Account # 2
--------------------                          ---------------        -----------
A.  BANK:                                                                               Other Accounts
B.  ACCOUNT NUMBER:                                                                     (Attach Sheet)            TOTAL
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books                                                                0                      0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                                    DATE             TYPE OF
BANK, ACCOUNT NAME & NUMBER                      OF PURCHASE        INSTRUMENT          PURCHASE PRICE         CURRENT VALUE
---------------------------                      -----------        ----------          --------------         -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                          0                       0

CASH

12. Currency On Hand                                                                                                   0
13. Total Cash - End of Month                                                                                          0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO COMPONENTS, INC.                      ACCRUAL BASIS - 6

CASE NUMBER:       401-40790-BJH-11
                                                               MONTH:     May-02
                                                                     -----------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                       TYPE OF       AMOUNT     TOTAL PAID
              NAME                     PAYMENT        PAID       TO DATE
              ----                     -------       ------     ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                          0            0

                                  PROFESSIONALS

                              DATE OF
                            COURT ORDER                                                  TOTAL
                            AUTHORIZING       AMOUNT       AMOUNT       TOTAL PAID      INCURRED
          NAME                PAYMENT        APPROVED       PAID         TO DATE        & UNPAID*
          ----              -----------      --------      ------       ----------      ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To                            0            0              0              0
    Professionals

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                 SCHEDULED      AMOUNTS        TOTAL
                                  MONTHLY        PAID         UNPAID
                                 PAYMENTS       DURING         POST
     NAME OF CREDITOR              DUE          MONTH        PETITION
     ----------------            ---------      -------     ----------
1.  Bank of America                  0             0        13,858,277
2.
3.
4.
5.  (Attach List)
6.  TOTAL                            0             0        13,858,277

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO COMPONENTS, INC.                     ACCRUAL BASIS - 7

CASE NUMBER:        401-40790-BJH-11                           MONTH:     May-02
                                                                     -----------
QUESTIONNAIRE

                                                                                                                 YES    NO
                                                                                                                 ---    --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?               X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                           X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                             X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                      X

5.  Have any Post Petition Loans been received by the debtor from any party?                                            X

6.  Are any Post Petition Payroll Taxes past due?                                                                       X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                       X

8.  Are any Post Petition Real Estate Taxes past due?                                                                   X

9.  Are any other Post Petition Taxes past due?                                                                         X

10. Are any amounts owed to Post Petition creditors delinquent?                                                         X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                  X

12. Are any wage payments past due?                                                                                     X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                                                 YES    NO
                                                                                                                 ---    --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?              X

2.  Are all premium payments paid current?                                                                       X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no employees and no operations.

                              INSTALLMENT PAYMENTS

 TYPE OF POLICY                   CARRIER                    PERIOD COVERED           PAYMENT AMOUNT & FREQUENCY
 --------------                   -------                 --------------------        --------------------------
General Liability          Aon Risk Services                  3/1/02-9/1/02             Semi-Annual   $98,598
D&O Liability              Great American Insurance       11/1/2001-10/31/2004          Annual        $64,657


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO COMPONENTS, INC.                  FOOTNOTES SUPPLEMENT

CASE NUMBER:        401-40790-BJH-11                        ACCRUAL BASIS

                                                            MONTH:        May-02
                                                                   -------------

ACCRUAL
BASIS
FORM
NUMBER     LINE NUMBER     FOOTNOTE / EXPLANATION
-------    -----------     ----------------------
  1             24         The direct charges to equity are due to the secured
  1             32         debt reductions pursuant to sales of Kevco
                           Manufacturing L.P.'s operating divisions, the sale of
                           the South Region of Kevco Distribution LP, as well as
                           direct cash payments. The secured debt owed to Bank
                           of America by Kevco, Inc. (Case No. 401-40783-BJH-11)
                           has been guaranteed by all of its co-debtors (See
                           Footnote 1,27A); therefore, the secured debt is
                           reflected as a liability on all of the Kevco
                           entities. The charge to equity is simply an
                           adjustment to the balance sheet.


  1             27A        Intercompany payables are to co-debtors Kevco
                           Management Co. (Case No. 401-40788-BJH-11), Kevco
                           Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                           Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco
                           Holding, Inc. (Case No. 401-40785-BJH-11), Kevco,
                           Inc. (Case No. 401-40783-BJH-11), Kevco GP, Inc.
                           (Case No. 401-40786-BJH-11), and DCM Delaware, Inc.
                           (Case No. 401-40787-BJH-11).